SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 15, 2013

OVERHILL FARMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-16699	75-2590292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 East Vernon Avenue, Vernon, California	90058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(323) 582-9977

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08.	Shareholder Director Nominations.

As previously disclosed in Item 1.01 of the Current Report on Form 8-K filed by Overhill Farms, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on May 15, 2013 (the “May 15 Form 8-K”), on May 14, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bellisio Foods, Inc., a Minnesota corporation (“Bellisio Foods”), and Bellisio Acquisition Corp., a Nevada corporation and wholly owned subsidiary of Bellisio Foods.

If the merger is consummated prior to September 27, 2013, it is not expected that the Company will hold a 2013 annual meeting of stockholders, as the consummation of the merger will result in the Company becoming a wholly owned subsidiary of Bellisio Foods.  If the merger is not consummated prior to September 27, 2013, the Company expects that it will hold its 2013 annual meeting of stockholders on September 27, 2013.

Proposals by stockholders and submissions by stockholders of director nominees for consideration at the 2013 annual meeting of stockholders (should such a meeting be held) should be submitted in writing to the Company’s Corporate Secretary at Overhill Farms, Inc., Attention: Corporate Secretary, 2727 East Vernon Avenue, Vernon, California 90058.  For all proposals and nominations by stockholders to be timely, regardless of whether the proposals or nominations are intended for inclusion in the proxy statement for the 2013 annual meeting, a stockholder’s notice must be delivered to, or mailed and received by, the Company’s Corporate Secretary on or after June 3, 2013 but on or before August 1, 2013.  Any stockholder proposal or nomination delivered or received before June 3, 2013 or after August 1, 2013 will be untimely and will not be properly brought before the 2013 annual meeting.

Proposals by stockholders and submissions by stockholders of director nominees must also comply with the procedures set forth in the Company’s Second Amended and Restated Articles of Incorporation and, if intended for inclusion in the proxy statement, Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

The description above under “Item 5.08–Shareholder Director Nominations” is incorporated by reference into this Item 8.01.

Additional Information and Where to Find It

In connection with the proposed merger, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and security holders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge on the Company’s website at www.overhillfarms.com as soon as reasonably practicable after being filed or furnished to the SEC.

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s 2012 Annual Report on Form 10-K filed with the SEC on December 18, 2012.  Additional information regarding these individuals and other persons who may be deemed to be participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed by the Company with the SEC in connection with the proposed merger when they become available.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this report and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including but not limited to (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain stockholder approval or the failure to satisfy other closing conditions, (3) the failure of Bellisio Foods to obtain the necessary financing arrangements pursuant to its debt financing commitment letter or otherwise, (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the merger (whether or not consummated), and (5) the effect of the announcement of the Merger Agreement and proposed merger (whether or not consummated) on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s 2012 Annual Report on Form 10-K, which was filed with the SEC on December 18, 2012, under the heading “Item 1A—Risk Factors,” and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2013		OVERHILL FARMS, INC.

	By:	/s/ James Rudis
James Rudis,
Chairman, President and
Chief Executive Officer